Exhibit 99.1

JOHNSON OUTDOORS INC.
2010 LONG-TERM STOCK INCENTIVE PLAN

Section 1: Purpose

The purpose of the Johnson Outdoors Inc. 2010 Long-Term Stock Incentive Plan (the “Plan”) is to enhance the ability of Johnson Outdoors Inc. (the “Company”) and its Affiliates (as defined below) to attract and retain employees who will make substantial contributions to the Company's long-term business growth and to provide meaningful incentives to such employees which are more directly linked to the profitability of the Company's businesses and increases in shareholder value.  In addition, the Plan is designed to encourage and provide opportunities for stock ownership by such employees which will increase their proprietary interest in the Company and, consequently, their identification with the interests of the shareholders of the Company.

Section 2: History and Status of the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan

Prior to the effective date of this Plan, the Company had in effect the Johnson Outdoors Inc. 2000 Long-Term Stock Incentive Plan (“JOI 2000 LTIP”), which was effective December 13, 1999.  The JOI 2000 LTIP terminated December 13, 2009, no shares shall remain available thereunder, and no new awards shall be granted thereunder after such date.  Awards granted under the JOI 2000 LTIP and still outstanding will continue to be subject to all terms and conditions of the JOI 2000 LTIP.

Section 3: Effective Date

The Plan shall be effective as of December 14, 2009 (“Effective Date”) subject, however, to the approval of the Plan by the shareholders of the Company within twelve (12) months of the date the Plan was adopted (December 7, 2009, “Adoption Date.”)  No Awards may be made under the Plan after December 13, 2019 or, if earlier, termination of the Plan by the Board.  However, unless otherwise expressly provided in the Plan or in an applicable Award, any Award granted prior to the termination date may extend beyond such date, and, to the extent set forth in the Plan, the authority of the Compensation Committee to amend, alter, adjust, suspend, discontinue or terminate any such award, or to waive any conditions or restrictions with respect to any such Award, and the authority of the Board and the Compensation Committee to amend the Plan, shall extend beyond such date.

Section 4: Definitions

As used in the Plan, the following terms have the respective meanings set forth below:

(a)	Affiliate means any entity that, directly or through one or more intermediaries, is controlled by the Company.

(b)	Award means any Stock Option, Stock Appreciation Right or Stock Award granted under the Plan.

(c)	Board means the Board of Directors of the Company.

(d)	Code means the Internal Revenue Code of 1986, as amended from time to time.

(e)	Compensation Committee means the Compensation Committee selected by the Board to administer the Plan which shall be composed of not fewer than two members of the Board, each of whom shall (a) meet the independence requirements established by the Board and applicable laws, regulations and listing requirements, (b) be a “non-employee director” within the meaning of Rule 16b-3 under the 1934 Act, and (c) be an “outside director” within the meaning of Section 162(m) of the Code.

(f)	Common Stock means the Class A Common Stock, $.05 par value, of the Company.

(g)	Company means Johnson Outdoors Inc., a corporation established under the laws of the State of Wisconsin, and its Affiliates.

(h)	Fair Market Value means, with respect to Common Stock, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Compensation Committee; provided, however, that the Fair Market Value shall not be less than the par value of the Common Stock; and provided further, that so long as the Common Stock is traded on a public market, Fair Market Value means the average of the high and low sale prices of a share of Common Stock in the over-the-counter market on the specified date, as reported by the Nasdaq Stock Market (or if no sales occurred on such date, the last preceding date on which sales occurred); provided, however, that if the principal market for the Common Stock is then a national securities exchange, the Fair Market Value shall be the average of the high and low sale prices of a share of Common Stock on the principal securities exchange on which the Common Stock is traded on the specified date (or if no sales occurred on such date, the last preceding date on which sales occurred).

(i)	Incentive Stock Option, or ISO, means an option to purchase Shares granted under Section 7(b) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.

(j)	1934 Act means the Securities Exchange Act of 1934, as amended from time to time.

(k)	Nonstatutory Stock Option, or NSO, means an option to purchase Shares granted under Section 8(b) of the Plan that is not intended to meet the requirements of Section 422 of the Code or any successor provision.

(l)	Participant means a person selected by the Compensation Committee as provided under Sections 5 and 6 to receive an Award under the Plan.

(m)	Reporting Person means an individual who is subject to Section 16 under the 1934 Act or any successor rule.

(n)	Restricted Stock means Shares that are subject to a risk of forfeiture or restrictions on transfer, which may lapse upon the achievement or partial achievement of performance goals or upon the completion of a period of service.

(o)	Restricted Stock Unit means the right to receive cash or Shares with a Fair Market Value, valued in relation to a unit that has a value equal to the Fair Market Value of a Share, which right may vest upon the achievement or partial achievement of performance goals or upon the completion of a period of service.

(p)	Shares means shares of Common Stock of the Company.

(q)	Stock Appreciation Right, or SAR, means any right granted under Section 8(c) of the Plan.

(r)	Stock Award means an award granted under Section 8(d) of the Plan.

(s)	Stock Option or Option means an Incentive Stock Option or a Nonstatutory Stock Option.

Section 5: Administration

Compensation Committee Administration

The Plan shall be administered by the Compensation Committee.  If at any time the Compensation Committee shall not be in existence, the Board shall administer the Plan, and in such case, all references to the Compensation Committee herein shall include the Board.

Subject to the terms of the Plan and applicable law, the Compensation Committee shall have full discretionary power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments, rights or other matters are to be calculated in connection with) Awards granted to Participants; (iv) determine the terms and conditions of any Award granted to a Participant; (v) determine whether, to what extent, and under what circumstances Awards granted to Participants may be amended, modified, or cancelled under Section 10(d) of the Plan; (vi) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (vii) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (viii) make any other determination and take any other action that the Compensation Committee deems necessary or desirable for the administration of the Plan.

Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Compensation Committee, may be made at any time, and shall be final, conclusive and binding upon all persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, any shareholder and any employee of the Company or of any Affiliate.

Section 6: Eligibility

The Compensation Committee may designate any of the following as a Participant from time to time: any officer or other employee of the Company or any of its Affiliates or an individual that the Company or an Affiliate has engaged to become an officer or other employee.  The Compensation Committee’s designation of a Participant in any year will not require the Compensation Committee to designate such person to receive an Award in any other year.

Section 7: Shares Available for Awards under this Plan

(a)	Common Shares Available. Subject to adjustment as provided in Section 7(c) below, the maximum number of Shares available for Awards under the Plan shall be 1,000,000.

(b)	Participant Award Limitations. Subject to adjustment as provided in Section 7(c), no Participant may be granted Awards that could result in such Participant receiving, in any fiscal year of the Company (“Fiscal Year”) Options for, Stock Appreciation Rights with respect to, or Stock Awards of more than 150,000 Shares (reduced, in the initial Fiscal Year in which this Plan is effective, by the number of options granted to a Participant under the JOI 2000 LTIP in such year, if any).

In all cases, determinations under Section 7(b) shall be made in a manner that is consistent with the exemption for performance-based compensation provided by Section 162(m) of the Code.

(c)	Adjustments. In the event of any stock dividend, stock split, combination or exchange of Shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders, or any other change affecting Shares, such that an adjustment is determined by the Compensation Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or any Award, then the Compensation Committee may, in such manner as it may deem equitable, adjust any or all of (i) the aggregate number and type of Shares that may be issued under the Plan, that may be issued as Stock Awards and Stock Appreciation Rights, or that may be issued to one Participant during any fiscal year; (ii) the number and type of Shares covered by each outstanding Award made under the Plan; and (iii) the exercise, base or purchase price per Share for any outstanding Stock Option, Stock Appreciation Right and other Awards granted under the Plan.

(d)	Replenishment of Shares Under the Plan. If, after the Effective Date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares or of other consideration issuable or payable pursuant to such Award, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan. Notwithstanding the foregoing, in the event of the cancellation of an Award with respect to a Participant to whom Section 162(m) of the Code applies, the Shares subject to such cancelled Award shall continue to be counted against the maximum number of Shares which may be granted to the Participant under the Plan.

Section 8: Awards

(a)	General. The Compensation Committee shall determine the type or types of Award(s) (as set forth below) to be made to each Participant and shall approve the terms and conditions of all such Awards in accordance with Sections 5 and 7(c) of the Plan. Awards may be granted singularly, in combination, or in tandem such that the settlement of one Award automatically reduces or cancels the other. Awards may also be made in replacement of, as alternatives to, or as form of payment for grants or rights under any other employee compensation plan or arrangement of the Company, including the plans of any acquired entity.

(b)	Stock Options. Subject to the terms of this Plan, the Compensation Committee shall determine all terms and conditions of each Option, including but not limited to:

	(i.)	Whether the Option is an Incentive Stock Option or a Nonstatutory Stock Option; provided that in the case of an Incentive Stock Option, if the aggregate Fair Market Value (determined on the date of grant) of the Shares with respect to which all Incentive Stock Options (within the meaning of Code section 422) are first exercisable by the Participant during any calendar year (under this Plan and under all other Incentive Stock Option plans of the Company or any Affiliate that is required to be included under Code section 422) exceeds $100,000, such Option automatically shall be treated as a Nonstatutory Stock Option to the extent this limit is exceeded.

	(ii.)	The grant date, which may not be any day prior to the date that the Compensation Committee approves the grant.

	(iii.)	The number of Shares subject to the Option.

	(iv.)	The exercise price, which may never be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; provided that no incentive stock option shall be granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code section 424(d)) more than ten percent of the total combined voting power of all classes of stock of the Company or of any subsidiary unless the exercise price is at least 110 percent of the Fair Market Value of a Share on the date of grant.

	(v.)	The terms and conditions of exercise; provided that, unless the Compensation Committee provides otherwise in an Award or in rules and regulations relating to this Plan, an Option, or portion thereof, shall be exercised by delivery of a written notice of exercise to the Company (or its designee) and provision (in a manner acceptable to the Compensation Committee) for payment of the full exercise price of the Shares being purchased pursuant to the Option and any withholding taxes due thereon, including by tendering, by either actual delivery of shares or by attestation, shares valued at their Fair Market Value on the date of exercise, or in a combination of forms. The Compensation Committee may also permit Participants to have the option price delivered to the Company by a broker pursuant to an arrangement whereby the Company, upon irrevocable instructions from a Participant, delivers the exercised Shares to the broker.

	(vi.)	The termination date, except that each Option must terminate no later than ten (10) years after the date of grant, and each Incentive Stock Option granted to any employee who, at the time the Option is granted, owns (directly or indirectly, within the meaning of Code section 424(d)) more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate must terminate no later than five (5) years after the date of grant.

	(vii.)	The exercise period following a Participant’s termination of employment, provided that:

(a) Unless the Compensation Committee provides otherwise, if a Participant shall cease to be employed by the Company or any of its Affiliates, (I) the portion of the Option that is not vested shall terminate on the date of such cessation of employment and (II) the Participant shall have a period ending on the earlier of the Option’s termination date or 90 days from the date of cessation of employment to exercise the vested portion of the Option to the extent not previously exercised. At the end of such period, the Option shall terminate.

(b) In the event of the death of the Participant while employed by the Company or any of its Affiliates, the Option may be exercised at any time prior to the earlier of the Option’s termination date or the first anniversary of the date of the Participant’s death to the extent that the Participant was entitled to exercise such Option on the Participant’s date of death.

(c)	Stock Appreciation Rights. Subject to the terms of this Plan, the Compensation Committee shall determine all terms and conditions of each SAR, including but not limited to:

	(i.)	Whether the SAR is granted independently of an Option or relates to an Option.

	(ii.)	The grant date, which may not be any day prior to the date that the Compensation Committee approves the grant.

	(iii.)	The number of Shares to which the SAR relates.

	(iv.)	The grant price, provided that the grant price shall never be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant.

	(v.)	The terms and conditions of exercise or maturity.

	(vi.)	The term, provided that an SAR must terminate no later than 10 years after the date of grant.

	(vii.)	The exercise period following a Participant’s termination of employment.

(d)	Stock Awards. Subject to the terms of this Plan, the Compensation Committee shall determine all terms and conditions of each Award of Restricted Stock or Restricted Stock Units, including but not limited to:

	(i.)	The number of Shares to which such Stock Award relates.

	(ii.)	The period of time, if any, over which, with respect to Restricted Stock or Restricted Stock Units, the risk of forfeiture or restrictions imposed on the Award will lapse, or over which the Award will vest, and whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more performance goals must be achieved during such period, if any, as the Compensation Committee specifies; provided that, subject to the provisions of Section 8(d)(iii), if an Award requires the achievement of performance goals, then the period to which such performance goals relate must be at least one year in length, and if an Award of Restricted Stock is not subject to performance goals, then such Award must have a restriction period of at least one year.

(iii.)	Whether, with respect to Restricted Stock or Restricted Stock Units all or any portion of the period of forfeiture or restrictions imposed on the Award will lapse, or whether the vesting of the Award will be accelerated, upon a Participant’s death, disability or retirement, subject, as applicable, to the requirements of Code section 409A.

(iv.)	With respect to Restricted Stock, the manner of registration of certificates for such Shares, and whether to hold such Shares in escrow pending lapse of the period of forfeiture or restrictions or to issue such Shares with an appropriate legend referring to such restrictions.

(v.)	Whether dividends paid with respect to the Shares subject to or underlying an Award of Restricted Stock or Restricted Stock Units will be immediately paid or held in escrow or otherwise deferred and whether such dividends shall be subject to the same terms and conditions as the Award to which they relate.

With regard to Restricted Stock Awards, the Compensation Committee may at any time adjust performance goals (up or down) and minimum or full performance levels (and any intermediate levels and proportion of payments related thereto), adjust the manner in which performance goals are measured, or shorten any performance period or waive in whole or in part any or all remaining restrictions with respect to Shares subject to restrictions, if the Compensation Committee determines that conditions, including but not limited to, changes in the economy, changes in competitive conditions, changes in laws or governmental regulations, changes in generally accepted accounting principles, changes in the Company's accounting policies, acquisitions or dispositions by the Company or its Affiliates, or the occurrence of other unusual, unforeseen or extraordinary events, so warrant.

Notwithstanding the foregoing, the Compensation Committee may designate whether any such Award is intended to qualify as “performance-based compensation” within the meaning of Code section 162(m) (“Performance-Based Compensation”). Any Award designated as Performance-Based Compensation shall be conditioned on the achievement of one or more of the following performance goals or targets, as selected by the Compensation Committee: revenues, cash flows, earnings per share, return on shareholder equity, return on average total capital employed, return on net assets employed before interest and taxes or economic value added. For Awards intended to be Performance-Based Compensation, the grant of such Award and the establishment of the performance goal(s) or target(s) shall be made during the period required under Code section 162(m), and the Compensation Committee shall not have discretion to increase the amount of compensation payable that would otherwise be due upon the Participant's attainment of the performance goal(s) or target(s).

Section 9: Amendment of Minimum Vesting and Performance Periods.

Notwithstanding any provision of this Plan that requires a minimum vesting or performance period for an Award, the Compensation Committee, at the time an Award is granted or any later date, may subject an Award to a shorter vesting or performance period to take into account a Participant’s promotion, or may accelerate the vesting or deem an Award to be earned, in whole or in part, in the event of a Participant’s death, disability or retirement provided that with respect to an Award that is subject to Code section 409A, the Compensation Committee shall not exercise such authority to the extent that exercise of such authority would cause the Award to fail to satisfy the requirements of Code section 409A.

Section 10: General Provisions Applicable to Awards

(a)	No Consideration for Awards. Awards shall be granted to Participants for no cash consideration unless otherwise determined by the Compensation Committee.

(b)	Transferability and Exercisability. No Award subject to the Plan and no right under any such Award shall be assignable, alienable, saleable or otherwise transferable by the Participant other than by will or the laws of descent and distribution; provided, however, that if so permitted by the Compensation Committee, a Participant may (i) designate a beneficiary or beneficiaries to exercise the Participant's rights and receive any distributions under the Plan upon the Participant's death and (ii) transfer an Award. Notwithstanding the preceding, the following transfers or other dispositions shall not be deemed to be a violation of the transfer restrictions set forth herein:

A gift or other transfer of Awards issued to (i) any trust or other estate in which such Recipient has a substantial beneficial interest or as to which such Recipient serves as a trustee or in a similar capacity or (ii) any relative or spouse of such Recipient, or any relative of such spouse; provided that any Awards transferred by gift or otherwise pursuant to this subparagraph will continue to be subject to the non-transfer restrictions of this section 10 as though such Awards were held by the Recipient.

(c)	General Restrictions. Each Award shall be subject to the requirement that, if at any time the Compensation Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval have been effected or obtained free of any conditions not acceptable to the Compensation Committee.

(d)	Amendments, Modification, or Cancellation of Awards. Subject to the requirements of the Plan, the Compensation Committee may modify or amend any Award or waive any restrictions or conditions applicable to any Award or the exercise of the Award, and the terms and conditions applicable to any Awards may at any time be amended, modified or canceled by mutual agreement between the Compensation Committee and the Participant or any permissible heir or assign thereto as may then have an interest in the Award, so long as any amendment or modification does not increase the number of Shares issuable under this Plan (except as permitted by Section 10(k)), but the Compensation Committee need not obtain Participant (or other interested party) consent for the cancellation of an Award or for the modification or amendment of an Award: (i) to the extent the modification or amendment is deemed necessary by the Compensation Committee to comply with any applicable law (including Code section 409A) or the listing requirements of any principal securities exchange or market on which the Shares are then traded; (ii) to the extent the modification or amendment is deemed necessary by the Compensation Committee to preserve favorable accounting treatment of any Award for the Company; or (iii) to the extent the Compensation Committee determines that such modification or amendment does not materially and adversely affect the value of an Award or that such modification or amendment is in the best interest of the affected Participant or any heir, beneficiary, or assign thereof. Notwithstanding the foregoing, unless determined otherwise by the Compensation Committee, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code section 409A to continue to be so exempt, or to enable an Award intended to comply with Code section 409A to continue to so comply.

(e)
Survival of Authority and Awards.  Notwithstanding the foregoing, the authority of the Board and the Compensation Committee under this Section 10 will extend beyond the date of this Plan’s termination.  In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in full force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(f)	Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for the adjustments provided in Section 7(c), the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding Options, Restricted Stock Units, or SARs or cancel outstanding Options, Restricted Stock Units or SARs in exchange for cash, other awards or Options or SARs with an exercise price that is less than the exercise price of the original Options or SARs without shareholder approval.

(g)	Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Compensation Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Compensation Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Compensation Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country.

(h)	Tax Withholding. The Company shall have the right, upon issuance of Shares or payment of cash in respect of an Award, to reduce the number of Shares or amount of cash, as the case may be, otherwise issuable or payable by the amount necessary to satisfy any federal, state or local withholding taxes or to take such other actions as may be necessary to satisfy any such withholding obligations. The Compensation Committee may require or permit Shares, including previously acquired Shares and Shares that are part of, or are received upon exercise of the Award, to be used to satisfy required tax withholding and such Shares shall be valued at their Fair Market Value on the date the tax withholding is effective.

(i)	Documentation of Grants. Awards made under the Plan shall be evidenced by written agreements in such form (consistent with the terms of the Plan) or such other appropriate documentation as shall be approved by the Compensation Committee. The Compensation Committee need not require the execution of any instrument or acknowledgement of notice of an Award under the Plan, in which case acceptance of such Award by the respective Participant will constitute agreement to the terms of the Award.

(j)	Settlement. Subject to the terms of the Plan and any applicable Award, the Compensation Committee shall determine whether Awards are settled in whole or in part in cash, Shares, or other Awards.

(k)	Change in Control. In order to preserve a Participant's rights under an Award in the event of a Change in Control (as defined below) of the Company, the Compensation Committee in its discretion may, at the time an Award is made or at any time thereafter, take one or more of the following actions: (i) adjust the terms of the Award in a manner determined by the Compensation Committee to reflect the Change in Control, (ii) cause the Award to be assumed, or new rights substituted therefore, by another entity, or (iii) subject to the limitations of Code section 409A, accelerate or cash out Awards. For purposes of this Plan, a Change in Control shall be deemed to have occurred if the Johnson Family (as defined below) shall at any time fail to own stock of the Company having, in the aggregate, votes sufficient to elect at least a fifty-one percent (51%) majority of the directors of the Company. Johnson Family shall mean at any time, collectively, the estate of Samuel C. Johnson, the widow of Samuel C. Johnson and the children and grandchildren of Samuel C. Johnson, the executor or administrator of the estate or other legal representative of any such person, all trusts for the benefit of the foregoing or their heirs or any one or more of them, and all partnerships, corporations or other entities directly or indirectly controlled by the foregoing or any one or more of them. Notwithstanding the foregoing, with respect to an Award that is deferred compensation subject to Code section 409A, then solely for purposes of determining the timing of payment of such Award, the term, “Change in Control” as defined herein shall be deemed amended to the extent necessary to satisfy the definition of “change in control event” under Coder section 409A.

(l)	Code section 409A. The provisions of Code section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code section 409A to comply therewith.

Section 11: Miscellaneous

(a)	Plan Amendment. The Board may amend, alter, suspend, discontinue or terminate the Plan as it deems necessary or appropriate to better achieve the purposes of the Plan; provided, however, that no amendment, alteration, suspension, discontinuation or termination of the Plan shall in any manner (except as otherwise provided in the Plan) adversely affect any Award granted and then outstanding under the Plan without the consent of the respective Participant.

(b)	Employment. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment. The Company expressly reserves the right at any time to dismiss a Participant free from any liability or claim under the Plan, except as expressly provided by an applicable Award.

	(i.)	A Participant who transfers employment between the Company and any Affiliate of the Company, or between the Company’s Affiliates, will not be considered to have terminated employment;

	(ii.)	A Participant who ceases to be employed by the Company or an Affiliate of the Company and immediately thereafter becomes a non-employee director, a non-employee director of any of its Affiliates, or a consultant to the Company or any of its Affiliates shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased; and

	(iii.)	A Participant employed by an Affiliate of the Company will be considered to have terminated employment when such entity ceases to be an Affiliate of the Company.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon a “separation from service” within the meaning of Code section 409A.

(c)	No Rights as Shareholder. Only upon issuance of Shares to a Participant (and only in respect to such Shares) shall the Participant obtain the rights of a shareholder, subject, however, to any limitations imposed by the terms of the applicable Award.

(d)	No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Compensation Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(e)	No Guarantee of Tax Treatment. Notwithstanding any provision of this Plan to the contrary, the Company does not guarantee to any Participant or any other Person(s) with an interest in an Award that (i) any Award intended to be exempt from Code section 409A shall be so exempt, (ii) any Award intended to comply with Code section 409A or Code section 422 shall so comply, or (iii) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any Affiliate indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

(f)
Other Company Benefit and Compensation Programs.  Except as expressly determined by the Compensation Committee, settlements of Awards received by Participants under this Plan shall not be deemed as part of a Participants regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit or severance program (or severance pay law of any country).  The above notwithstanding, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

(g)	Unfunded Plan. Unless otherwise determined by the Compensation Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund(s). The Plan shall not create any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

(h)	Successors and Assignees. The Plan shall be binding on all successors and assignees of a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant's creditors.

(i)	Governing Law Jurisdiction and Venue. This Plan, and all Awards under this Plan, will be construed in accordance with and governed by the laws of the State of Wisconsin, without reference to any conflict of law principles. The exclusive venue for any legal action or proceeding with respect to this Plan, any Award, or for recognition and enforcement of any judgment in respect of this Plan, shall be a court sitting in the County of Racine, or the Federal District Court for the Eastern District of Wisconsin sitting in the County of Milwaukee, in the State of Wisconsin.

(j)	Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Compensation Committee determines appropriate, including, without limitation, provisions for:

	(i.)	Conditioning the grant or benefit of an Award on the Participant’s agreement to comply with covenants not to complete, not to solicit employees and customers and not to disclose confidential information that may be effective during or after the Participant’s employment, or provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award as a result of the breach of such covenant:

	(ii.)	Restrictions on resale or other disposition of Shares, including imposition of a retention period;

	(iii.)	Compliance with federal or state securities laws and stock listing requirements; and

	(iv.)	Provisions requiring the Participant to disgorge any profit, gain or other benefit received in connection with an Award under other circumstances, including restatement of Company financial statements.

(k)
Construction.  Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply.  Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(l)	Severability. If any provision of this Plan or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable or as to any person or Award or (ii) would disqualify this Plan, any Award under any law the Compensation Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Compensation Committee, materially altering the intent of this Plan, such Award, then such provision should be stricken as to such, person or Award, and the remainder of this Plan, such Award will remain in full force and effect.